中國信息技術有限公司
China Information Technology, Inc.









Corporate Presentation
Q 1- 2011


中 国 边 检
CHINA IMMIGRATION

CNIT
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Safe Harbor Statement

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Information Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, and involve known and unknown risks and uncertainties. Although China Information Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Information Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Information Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Information Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Information Technology, Inc. does not assume a duty to update these forward-looking statements.

About Non-GAAP Financial Measures

CNIT NASDAQ GLOBAL SELECT

This presentation contains non-GAAP financial measures for earnings that exclude non-cash charges. China Information believes that these non- GAAP financial measures are useful to investors because they exclude non-cash charges that China Information's management excludes when it internally evaluates the performance of the Company's business and makes operating decisions, including internal budgeting, and performance measurement, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential operating activities of China Information. Accordingly, management excludes the expense arising from certain non-cash charges when making operational decisions. China Information believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand China Information's financial performance in comparison to historical periods. In addition, it allows investors to evaluate China Information's performance using the same methodology and information as that used by China Information's management. Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non- GAAP financial measure. However, China Information's management compensates for these limitations by providing the relevant disclosure of the items excluded. We have provided a reconciliation of the non-GAAP measure to the equivalent GAAP measure in the table on the last page of the Appendix.

Company Overview

CNIT
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Business	A leading provider of Information Technologies and Display Technologies based in Shenzhen, China.
Organization	Headquartered in Shenzhen 1350+ employees, 27 sales offices nationwide
Capital Structure	NasdaqGS: CNIT Price (05/10/2011): $2.77 Shares Out. (F/D): 52.3 mil Market Cap: $144.88 mil Float: 55.19 mil
Ownership	Chairman & CEO: 38.61% Sansar Capital Management LLC: 6.15% (4/1/11, Fact Set)
Financials	2010 A: Revenue $163.9 million; Non GAAP Net Income $38.5 million* 2011 E: Revenue $165-187 million; Non GAAP Net Income $42-45 million* 2011 Q1 A: Revenue $ 26.95 million; Non GAAP Net Income $ 7.36 million*
Auditor	BDO Limited

* Non GAAP Net Income excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration.

CNIT
China Information

Business Segments

1. *IT Segment -Information Technology*
   - A. *Geographic Information System (GIS)*
   - B. *Digital Public Security Technology (DPST)*
   - C. *Hospital Information System (HIS)*
2. *DT Segment - Display Technology*

Q 1- 2011 Revenue Breakdown


IT
70.43%
DT
29.57%

Q 1-2011 Gross Margin


61%
27%
IT
DT

Geographic Information System (GIS)

Police-use GIS

- 3-D data, integrated with GPS
- Real time command and monitoring
- National standardization, to be rolled out to 660 cities in 5 years
- Standard Setter Position
- Won 12 major regions including Shanghai, Shenzhen, Zhuhai, Datong, Jincheng , Guangzhou, Foshan, Nanning, Guangxi, Jiangxi, Hunan and Henan



Geographic Information System (GIS)

Smart Grid

- GIS is what makes the Smart Grid "smart"
  - Brain of the central nervous system – calculation & decision-making
  - Portal of the communication system – integration & visualization
- Project SG186: State Grid's nationwide smart grid build-out plan
  - 2009-2010: Planning and Trial Phase
  - 2011-2015: Build-out Phase
  - 2016-2020: Upgrading Phase

Our Role in SGCC's Smart Grid of China

- One of the only two GIS platform software providers, along with ESRI, a U.S. company
- The only Chinese domestic provider


Query typhoon effected electricity facility
You can look up the facility real-time running status conveniently

Geographic Information System (GIS)

CNIT
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Basic Framework of GIS

- Powerful information management platform to manage operational activities
- Application Software – PGIS, Land Resourcing, Smart Grid
- Platform Software – GeoStar, **GeoGlobe (Core Tech)**
- Database – Level A Certificate of Surveying & Mapping

Application Software

- Resources Mgmt → Smart Grid | Land Resource | Water Resource | … …
- City Mgmt → Police GIS (PGIS) | Urban Planning | Surveying & Mapping | … …

Platform Software (OS of GIS)


GeoGlobe Portal
GeoGlobe Explorer
GeoGlobe SDK
GeoGlobe Server
GeoGlobe
GeoGlobe Runtime
GeoGlobe DataManager

Database

- Level A Certificate of Surveying and Mapping
- Data Processing - GeoOne

CNIT
China Information

Geographic Information System (GIS)

CNIT NASDAQ GLOBAL SELECT

National Public GIS Network

- To establish a national GIS network inter-connecting the central, provincial and municipal government levels, integrating functions of multiple agencies

- "Map World" -

  * China's first state-sponsored Web-based geographic information service

  * Runs entirely on GeoGlobe and GeoStar

  * Aims to become the most standard, comprehensive and updated source of geographic information for China with 3D data


National Node
Provincial Node 1
Provincial Node 2
……
Provincial Node 31
City Node 1
City Node 2
City Node 3
………
City Node 333

GIS Market in China

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Market Size

2009: RMB 75 billion (US$11 billion)

2010e: RMB 100 billion (US$14.6 billion)


US$ Billion
25
20
15
10
5
0
2008
2009
2010
2011
2012

Source: State Bureau of Surveying and Mapping

Major Government Initiatives


2010-2015
National Public GIS Network
By 2015 - One national node, 31 provincial level nodes and 333 city level nodes
2008-2009
National GIS Standardization Program
For PGIS, roll out to 100 cities by 2012 and 660 cities in next 5 yrs
2006-2007
Digital City Construction Program
By 2010 – 100 cities complete construction
1985
Initiation – State Lab of Resources and Environmental Information System established

CNIT China Information

Digital Public Security Technology (DPST)

CNIT NASDAQ GLOBAL SELECT

Golden Shield Program (1998)

- To modernize information technology for public safety services
- Paper-based – Automation – Intelligence – Integration


Intelligent Recognition
Telecom (TETRA)
Population Information Mgmt (Residence Card)
Police Resource Management
First Responder

CNIT China Information

DPST Market in China

<u>Market Size</u>:
2009: RMB 9.5 billion (US$1.4 billion)
2010e: RMB11.3 billion (US$1.65 billion)


US$
Billion
2.5
2
1.5
1
0.5
0
2008
2009
2010
2011
2012

Source: International Data Corporation (IDC)

Hospital Information Systems (HIS)

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MCS –
- Medical cases statistics, analysis and reporting
- Exclusive contract with Guangdong DOH
  2,000 hospitals by 2015



EMR
LIS
Pharmacy
Cashier
H I S
PACS
Doctor Workstation
Nurse Workstation
… …

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China Information

HIS Market in China

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- In April 2009, China's State Council passed a medical reform plan which promised to spend RMB 850 bn on universal medical service
- 3% will be spent on IT applications sector

Market Size

2008: RMB 8 billion (US$1.2 billion)

2010: RMB 12 billion (US$1.75 billion)

2011e: RMB 19.5 billion (US$ 3 billion)



US$ Billion
4
3.5
3
2.5
2
1.5
1
0.5
0
2008
2009
2010
2011
2012

Source: International Data Corporation (IDC)

CNIT China Information

Digital Display Technology

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Touch-screen



Media Release System

- Products: Touch-screen Display, Media Release System, Multi-screen Wall, All-in-One PC, Tablet PC, etc.
- Customers: Media, Education, Hotel, Coal-mining, Transportation, etc.



Multi-screen Wall



Tablet PC

CNIT
China Information

Our IT Synergistic Business Portfolio


GIS
DPST
HIS
More
Opportunities

A unique, fully-integrated platform essential for public information infrastructure in China

Go-to-Market Strategy


Stage 1
Gain first-mover advantage through pilot projects in Guangdong
Stage 2
Replicate proven success in other regions
Stage 3
Set standards, win top-down national contracts

Sustainable Competitive Advantages

CNIT NASDAQ GLOBAL SELECT

Owner of 38 scarce certificates & licenses, 98 copyrights & 26 patents

- Computer System Integration Level II license from Ministry of Information Industry
- State Secret-related Computer Information Integration Certification
- Level A Certificate of Surveying & Mapping
- National High-Tech Enterprise

GeoGlobe, copyrighted platform software for GIS applications

National standard setter for PGIS program

Multi-segment offering allowing seamless integration of products

Proven success in implementing mission-critical projects

The platform strategy

High brand recognition in a fragmented market

Sustainable Growth Strategy



Deepen Penetration in Guangdong Province
Cross-sell and Up-sell
CNIT's Sustainable Growth
National Expansion
Selective Acquisitions

Expansion Beyond Guangdong

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- Top-down sales approach by becoming national/regional standards
- Bottom-up approach by partnering with key synergistic local players
- Expansion of office locations to penetrate seven strategic regions throughout China



Jilin Office
Heilongjiang Office
Beijing Office
Shijiazhuang Office
Inner Mongolia Office
Shanxi Office
Baotou Office
Hebei Office
Nanjing Office
Jinan Office
Fuzhou Office
Anhui Office
Shandong Office
Henan Office
Wuhan Office
Hunan Office
Chongqing Office
Chengdu Office
Xinjiang Office
Xi'an Office
Lanzhou Office
Shenzhen HQ
Shenzhen Office
Guangzhou Office
Nanning Office
Dongguan Office
Foshan Office



FY10 Revenue
64%
36%
Guangdong
Ex-Guangdong

CNIT China Information

Selective Strategic Acquisitions

2007 | 2008 | 2009

Nov 11, 2007
Acquired Information Security Software (China) Co., Ltd.

Feb 2, 2008
Acquired Shenzhen Bocom Multimedia Display Technology Co., Ltd

Apr 1, 2008
Acquired 57% of Wuda Geoinformatics Co., Ltd.

Oct 31, 2008
Acquired Shenzhen Zhongtian Technology Development Co., Ltd.

Oct 1, 2009
Acquired Huipu Electronics (Shenzhen) Co., Ltd.

Global Recognition

- "Most Promising Companies" by Forbes China in 2010 & 2011
- "Fast 50 China" & "Fast 500 Asia Pacific" by Deloitte Technology in 2008, 2009 & 2010
- Strategic Partnerships with Numerous International Brands

Strategic Leadership

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Jiang Huai Lin, *President and Chief Executive Officer*

- Founder and General Manager of Fujian Wild Wolf Electronics Co. Ltd.
- Well-rounded experience in business development and strategic planning

Jackie You Kazmerzak, CFA, *Chief Financial Officer*

- Seasoned executive with more than 10 years of experience in corporate finance/investment management
- Former CFO of a publicly listed company
- MBA from Arizona State University with a concentration in finance

Zhi Qiang Zhao, *Chief Operating Officer*

- Deputy General Manager for iASPEC since April 2005
- Former Supervisor of Human Resources for Foxconn Technology Group.
- Bachelor's degree in Mechanical and Electrical Engineering from Inner Mongolia University

Financial Performance

CNIT NASDAQ GLOBAL SELECT

Revenue ($mm)


Revenue
CAGR = 67%
180
160
140
120
100
80
60
40
20
0
13.3
37.5
85.3
101
163.9
176
2006
2007
2008
2009
2010
2011E

Non GAAP Net Income ($mm)


Net Income
CAGR = 49%
45
40
35
30
25
20
15
10
5
0
5.8
14.2
26.7
32.2
38.5
43.5
2006*
2007**
2008**
2009***
2010***
2011E***

* Non-GAAP net income for 2006 are shown, which includes net income from iASPEC.
** Excludes non-cash compensation expense and amortization of intangible assets;
*** Excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration..

CNIT China Information

High Visibility

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FY2011 Guidance

- Revenue: $165 -187 million
- Non-GAAP Net Income*: $42 - 45 million

($ MM)	Dec. 31, 2010	March 31, 2010	March 31,2011
Backlog	28.90	46.5	37.93

* Non GAAP Net Income excludes non-cash compensation expense, amortization of intangible assets and changes of fair value of contingent consideration.
* We have not provided a quantitative reconciliation of this forward-looking non-GAAP measure with the most directly comparable GAAP measure because at this time we are unable to quantity the non-cash compensation expense, amortization of intangible assets and change of fair value of contingent consideration that would need to be subtracted from or added to adjusted annual net income to arrive at annual net income.

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China Information

Income Statement

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GLOBAL SELECT

($ in millions except per share data	1Q11	1Q10	YoY Growth	FY10	FY09
Revenue	$26.95	25.31	6.5%	$163.9	$101.0
Gross Profit	13.65	11.12	22.8%	70.6	50.7
Non GAAP Operating Profit(1)	9.23	6.27	47.22%	47.0	35.4
Net Income attributable to the company	8.22	6.28	30.9%	34.4	30.1
Non GAAP Net Income(2)	7.36	5.99	22.9%	38.5	32.2
Diluted Non GAAP net income per share(3)	$0.14	0.12	19.8%	$0.74	$0.66
Gross Profit Margin	*50.67%*	*43.94%*		*43.0%*	*50.2%*
Non GAAP. Operating Margin	*34.24%*	*24.77%*		*28.7%*	*35.1%*

(1) Non GAAP Operating Profit excludes amortization of intangible assets & Changes of fair value of contingent Consideration..
(2) Non GAAP Net Income excludes amortization of intangible assets and changes of fair value of contingent consideration.
(3) Diluted Non GAAP net income per share is a non-GAAP financial measure and is based on weighted average of 52.5 m and 51.2 m shares for three months ended March 31 of 2011 and 2010, and 52.5 m, 51.2 m and 48.7 m shares for fiscal year ended December 31 of 2011, 2010 and 2009, respectively.

CNIT
China Information

Summary Balance Sheet

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($ in thousands)	March. 31, 2011	Dec. 31, 2010	March. 31, 2010
Cash and Restricted Cash	$27,773	$26,511	$17,321
Total Current Assets	170,827	159,045	137,316
Total Assets	351,880	339,402	263,900
Short Term Loans	39,673	35,327	12,214
Long Term Loans	1.281	5,863	4,019
Total Liabilities	115,792	113,826	78,491
Total Stockholder's Equity	236,087	225,576	185,409
Total Liabilities & Stockholder's Equity	351,880	263,900	339,402

CNIT
China Information

Investment Highlights

- China domestic market focus
- Beneficiary of high priority public spending in China
- Large, under-penetrated and fragmented market in China
- Sustainable competitive advantages
- Locked-in client base and repeat business
- Dynamic growth opportunities
- Long-term oriented management team

Contact Information

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NASDAQ
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Company Contact:
Iris Yan
Corporate Secretary
China Information Technology, Inc.
Tel: 86-755-83704767
Email: irisyan@chinacnit.com

CNIT
China Information

Appendix

Corporate Structure


NASDAQ:CNIT
China Information Technology, Inc.
(Nevada, U.S.A.)
China Information Technology Holdings Limited
(British Virgin Island)
Information Security Software Investment Ltd. (Hong Kong)
Information Security International Investment & Development Ltd. (Hong Kong)
Information Security Technology (China) Company, Ltd. (Mainland China)
Kwong Tai International Technology Ltd. (Hong Kong)
HPC Electronics (China) Company (Hong Kong)
Information Security Software (China) Company Ltd. (Mainland China)
Shenzhen Bocom Multimedia Display Technology Co., Ltd. (Mainland China)
iASPEC Software Company, Ltd. (Management Services Agreement)
Shenzhen Zhongtian Technology Development Co., Ltd. (Mainland China)
Huipu Electronics (Shenzhen) Co., Ltd. (Mainland China)
Huipu Electronics (Internationa l) Co., Ltd. (BVI)
52.5%
Wuda Geoinformatics Co., Ltd. (Mainland China)

Competitive Landscape

CNIT NASDAQ GLOBAL SELECT

Segments-IT \ Competitors		Competitor 1	Competitor 2	Competitor 3
GIS	(1) Police GIS	FounderOrder (Private)	EasyMap (Private)	--
	(2) Platform Software	ESRI (US) (Private)	SuperMap (A Share: 300036)	Zongdy Cyber (Private)
DPST		Dominant		
HIS		Neusoft (A Share: 600718)	DHC Software (A Share: 002065)	--

CNIT China Information

Large, Underpenetrated, Fragmented Market

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- Government to invest in mission-critical public security & public services
- Pilot programs in regional markets, eventually become national standards
- Guangdong province is a technological leader and is often chosen for pilot projects, starting with Shenzhen
- Other players tend to be small & regional companies with single product

Geographic Information System (GIS)

CNIT
NASDAQ
GLOBAL SELECT

- Digital maps with detailed coordinates
- Inner works of buildings, underground piping, etc.
- Emergency response efficiency; disaster relief
- Resources management: smart grid, water, land, forestry
- Unmatched integration of data, platform and application software











Non GAAP Net Income and EPS Reconciliation

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($ in millions, except per share data)

	FY06	FY07	FY08	FY09	FY10	1Q11
Reported net income	$5.7	$13.3	$23.8	$30.1	$34.4	$8.22
Share based compensation	0.0	0.7	1.6	1.5	3.1	-
Amortization of intangibles	0.1	0.2	1.4	1.8	1.3	0.3
Change in fair value of contingent consideration*	-	-	-	(1.1)	(0.3)	(1.2)
Non GAAP net income	$5.8	$14.2	$26.7	$32.2	$38.5	$7.36
Weighted average shares outstanding	27.0	40.2	46.9	48.7	52.2	52.5
Non GAAP EPS	$0.21	$0.35	$0.57	$0.66	$0.74	$0.14

- Represents a gain from the change of fair value of the contingent consideration for the acquisition of Huipu, according to FASB ASC 805 – Business Combinations.

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China Information

Strong Business Drivers

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China's Rapid Development

- Dynamic Economic growth
- Rapid Urbanization and increasing population mobility (domestically and internationally)
- Complex social challenges (natural disasters, pandemics, terrorism)

Current Inefficiencies

- Paper-based information processing
- Lack of inter-departmental coordination

Strong Demand for More Efficient Public Services

The Platform Strategy

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GLOBAL SELECT

1. High switching costs
2. Follow-on projects, upgrades & maintenance
3. Cross-sell & up-sell opportunities
4. Vast amount of important data resides on our platforms
5. Network effect

78% of FY10 revenues generated from existing customers

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China Information